EXHIBIT 99.1
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For:   Waste Technology Corp.
       5400 Rio Grande Avenue
       Jacksonville, FL 32205


Contact: William E. Nielsen, President
         (904) 358-3812



                              FOR IMMEDIATE RELEASE


Jacksonville, February 21, 2005 - - Waste Technology Corp. (OTC BULLETIN BOARD:
WTEK) reported that Ted C. Flood has resigned as a director of the Company for personal reasons.